Supplement dated December 22, 2011
to the
Prospectus and Statement of Additional Information dated March 30, 2011 for Gerstein Fisher Multi-Factor Growth Equity Fund (the “Fund”),
a series of Trust for Professional Managers

This supplement makes the following amendments to disclosures in the Fund’s Prospectus and Statement of Additional Information dated March 30, 2011.

Address of Gerstein, Fisher & Associates, Inc.
Effective immediately, the address of the Fund’s investment adviser, Gerstein, Fisher & Associates, Inc. (“Gerstein Fisher” or the “Adviser”) is:

Gerstein Fisher
565 Fifth Avenue, 27th Floor
New York, NY 10017

You can obtain free copies of the Fund’s annual and semi-annual reports to shareholders, prospectus and statement of additional information, request other information, or make general inquiries about the Fund by calling the Fund (toll-free) at 800-473-1155, by visiting the Fund’s website at www.gersteinfisher.com/GFMGX, or by writing to:

Gerstein Fisher Multi-Factor Growth Equity Fund
565 Fifth Avenue, 27th Floor
New York, New York 10017

All references to the Adviser’s former address (100 William Street, Suite 1825, New York, NY 10038) in the Prospectus and Statement of Additional Information are hereby replaced with the Adviser’s new address as listed above.

Minimum Investments in the Fund
Effective immediately, the minimum initial amount of investment in the Fund is $2,500 for all types of accounts.  All references in the Prospectus and Statement of Additional Information to $10,000 as the minimum amount for initial investments in the Fund are hereby replaced with $2,500.  Also effective immediately, the subsequent investment amount is $100 for all types of accounts.  All references in the Prospectus and Statement of Additional Information to $250 as the subsequent investment amount in the Fund are hereby replaced with $100.  The Fund reserves the right to waive the minimum initial investment or minimum subsequent investment amounts at its discretion.  Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments.

Please retain this supplement with your Prospectus and
Statement of Additional Information.